                                Registration No.
                    _______________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                    _______________________________________

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an application to determine eligibility of a trustee pursuant to
Section 305(b) (2) _____

                    _______________________________________


                        THE FUJI BANK AND TRUST COMPANY
              (Exact name of trustee as specified in its charter)

New York                                                       13-2794155
(State of incorporation                                     (I.R.S. employer
if not a national bank)                                     identification no.)

Two World Trade Center
  New York, New York                                                10048
(Address of principal executive offices)                          (Zip Code)

                    _______________________________________

                             WMX TECHNOLOGIES, INC.
              (Exact name of obligor as specified in its charter)

                                    DELAWARE
                        (State of other jurisdiction of
                         incorporation or organization)

                                   36-2660763
                      (I.R.S. employer identification no.)

3003 Butterfield Road
  Oak Brook, Illinois                                              60521
(Address of principal executive offices)                         (Zip Code)

                    _______________________________________

                                DEBT SECURITIES
                      (Title of the Indenture Securities)

                    _______________________________________

Item 1.   GENERAL INFORMATION

               Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

               New York Banking Department, Albany, New York.

               Federal Deposit Insurance Corporation, Washington, D.C.

     (b)       Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.   AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS.

               If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

                 None.

Item 16.  LIST OF EXHIBITS.

               List below all exhibits filed as part of this statement of eligibility and qualification.

          Exhibit 1 - Copy of Organization Certificate of the trustee as now in effect.

          Exhibit 2 - Copy of certificate of authority of the Trustee to commence business.

          Exhibit 3 - Copy of authorization of the Trustee to exercise trust powers.

          Exhibit 4 - Copy of existing By-Laws of the Trustee

          Exhibit 5 - Not Applicable.

          Exhibit 6 - The consent of the Trustee required by
          Section 321 (b) of the Trust Indenture Act of 1939.

          Exhibit 7 - Copy of the latest Report of Condition of the Trustee as of December 31, 1992.

          Exhibit 8 - Not Applicable.

          Exhibit 9 - Not Applicable.

               -------------------------------------------------

                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Fuji Bank and Trust Company, has duly cause this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York and State of New York, on the 1st day of April 1994.





                                               /s/Andrew H. Sawyer
                                               _______________________________
                                               Andrew H. Sawyer
                                               Vice President

                                                                      EXHIBIT 1

                            ORGANIZATION CERTIFICATE

                                       OF

                         THE FUJI BANK AND TRUST COMPANY
    "----------------------------------------------------------------------"

   We, the undersigned all being of full age, FOUR of us being citizens of the United States and THREE of us being residents of the State of New York, having associated ourselves together for the purpose of forming a TRUST COMPANY under and pursuant to the Banking Law of the State of New York, do hereby certify:

   FIRST. That the name by which the corporation is to be known is
                         THE FUJI BANK AND TRUST COMPANY

   SECOND. That the place where its principal office is to be located is ONE WORLD TRADE CENTER, BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK

   THIRD. That the amount of its capital stock is to be TEN MILLION dollars ($10,000,000) INTO 100,000 SHARES of the par value of $100 per share. No holder or any such shares shall be entitled to any preemptive right within the meaning of Section 6021 of the Banking Law.

   SEVENTH. The corporation is to exercise the powers conferred by Section 100 of the Banking Law.

   IN WITNESS WHEREOF, We have made, signed and acknowledged this certificate in duplicate, this 11th day of June, 1974.

A. HALSEY COOK
JOSPEH A. DOYLE
C. BEDFORD JOHNSON
TANEHIKO KAMIURA
YASUJI MORI
YOSHIO NAKAYAMA
JIRO NOZAKI
PAUL E. WALLENDORF

        STATE OF NEW YORK
County of NEW YORK                    ss.:

   On this 11th day of June 1974 personally appeared before me

A. HALSEY COOK
JOSEPH A. DOYLE
C. BEDFORD JOHNSON
TANEHIKO KAMIURA
YASUJI MORI
YOSHIO NAKAVAMA
JIRO NOZAKI
PAUL E. WALLENDORF

to me known to be the persons described in and who executed the foregoing certificate, and severally acknowledged that they executed the same

                                    -----------------------------------------

[LOGO]                        STATE OF NEW YORK                     EXHIBIT 2
                             BANKING DEPARTMENT

KNOW ALL MEN BY THESE PRESENTS, WHEREAS, THE ORGANIZATION CERTIFICATE OF THE FUJI BANK AND TRUST COMPANY OF NEW YORK, NEW YORK HAS HERETOFORE BEEN DULY APPROVED AND SAID THE FUJI BANK AND TRUST COMPANY, HAS COMPLIED WITH THE PROVISIONS OF CHAPTER 2 OF THE CONSOLIDATED LAWS,

   NOW THEREFORE, I, HARRY W. ALBRIGHT, JR., AS SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK, DO HEREBY AUTHORIZE THE SAID THE FUJI BANK AND TRUST COMPANY TO TRANSACT THE BUSINESS OF A TRUST COMPANY AT ONE WORLD TRADE CENTER, BOROUGH OF MANHATTAN, CITY OF NEW YORK WITHIN THIS STATE.

[SEAL]                           IN WITNESS THEREOF, I HAVE HEREUNTO SET MY HAND
                              AND AFFIXED THE OFFICIAL SEAL OF THE BANKING
                              DEPARTMENT AT ALBANY, THIS 29TH DAY OF NOVEMBER IN THE YEAR OF OUR LORD ONE THOUSAND NINE HUNDRED AND SEVENTY-FOUR.

[LOGO]                            STATE OF NEW YORK                  EXHIBIT 3
                                 BANKING DEPARTMENT

KNOW ALL MEN BY THESE PRESENTS, WHEREAS, THE ORGANIZATION CERTIFICATE OF THE FUJI BANK AND TRUST COMPANY OF NEW YORK, NEW YORK HAS HERETOFORE BEEN DULY APPROVED AND SAID THE FUJI BANK AND TRUST COMPANY, HAS COMPLIED WITH THE PROVISIONS OF CHAPTER 2 OF THE CONSOLIDATED LAWS,

   NOW THEREFORE, I, HARRY W. ALBRIGHT, JR., AS SUPERINTENDENT OF BANKS OF THE STATE OF NEW YORK, DO HEREBY AUTHORIZE THE SAID THE FUJI BANK AND TRUST COMPANY TO TRANSACT THE BUSINESS OF A TRUST COMPANY AT ONE WORLD TRADE CENTER, BOROUGH OF MANHATTAN, CITY OF NEW YORK WITHIN THIS STATE.

[SEAL] IN WITNESS THEREOF, I HAVE HEREUNTO SET MY HAND AND AFFIXED THE OFFICIAL SEAL OF THE BANKING DEPARTMENT AT ALBANY, THIS 29TH DAY OF NOVEMBER IN THE YEAR OF OUR LORD ONE THOUSAND NINE HUNDRED AND SEVENTY-FOUR

                                     BY-LAWS


                                       OF


                         THE FUJI BANK AND TRUST COMPANY





                                     (LOGO)



                             EFFECTIVE NOVEMBER 20, 1974 AS AMENDED MAY 17, 1988

                                    CONTENTS


    I     Meetings of Stockholders

               Section   1.01.  Annual Meetings.
               Section   1.02.  Special Meetings.
               Section   1.03.  Place of Annual Meetings.
               Section   1.04.  Place of Special Meetings.
               Section   1.05.  Notice of Meetings.
               Section   1.06.  Waiver of Notice.
               Section   1.07.  Quorum and Adjournment.
               Section   1.08.  Vote of Stockholders.
               Section   1.09.  Proxies.
               Section   1.10.  Written Consents.

   II     Determination of Voting, Dividend and Other Rights

               Section   2.01.  Record Date Fixed by Board.
               Section   2.02.  Record Date in Other Cases.

  III     Directors

               Section   3.01.  Number, Qualifications and Term of Office.
               Section   3.02.  Election.
               Section   3.03.  Annual Meetings.
               Section   3.04.  Regular Meetings.
               Section   3.05.  Special Meetings.
               Section   3.06.  Place of Meetings.
               Section   3.07.  Notice of Meetings.
               Section   3.08.  Quorum and Manner of Acting.
               Section   3.09.  Directors' Fees.
               Section   3.10.  Removal of Directors.
               Section   3.11.  Resignations.
               Section   3.12.  Vacancies.

   IV     Committees

               Section   4.01.  Executive Committee.
               Section   4.02.  Examining Committee.
               Section   4.03.  Credit Committee.
               Section   4.04.  Trust Committee.
               Section   4.05.  Other Committees.

    V     Officers and Employees

               Section   5.01.  Officers.
               Section   5.02.  Bonds.
               Section   5.03.  The President.
               Section   5.04.  The Executive Vice President.
               Section   5.05.  The Secretary.
               Section   5.06.  The Comptroller.
               Section   5.07.  The Auditor.
               Section   5.08.  Other Officers.
               Section   5.09.  Fiduciary Signatures.
               Section   5.10.  Other Signatures.

   VI     Indemnification

  VII     Seal

 VIII     Capital Stock

               Section   8.01.  Certificates.
               Section   8.02.  Transfers of Shares; Lost Certificates.
               Section   8.03.  Registered Stockholders.

   IX     Amendments

                                                                      EXHIBIT 4

                                     BY-LAWS


                                       OF
                         THE FUJI BANK AND TRUST COMPANY


                                  ____________

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS


          SECTION 1.01 Annual Meetings. The annual meetings of stockholders shall be held on such date and at such time in March of each year as may be fixed from time to time by the Board of Directors for the election of directors and the transaction of such other business as may properly come before the meeting.

          SECTION 1.02. Special Meetings. A special meeting of the stockholders may be called at any time and for any purpose or purposes by (i) the President, (ii) the Board of Directors, (iii) the Secretary upon written request of the holders of record of at least one-half of the outstanding shares, or (iv) the holders of record of at least one-half of the outstanding shares. Every request by stockholders to the Secretary referred to in clause (iii) above shall state the purpose or purposes of the meeting. The stockholders calling a meeting in accordance with clause (iv) above shall forward notice thereof to the Secretary.

          SECTION 1.03. Place of Annual Meetings. Annual meetings of the stockholders shall be held at such place within the Borough of Manhattan, City and State of New York, as may be fixed from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof, or, if not so fixed, at the main office of the Company within said Borough of Manhattan.

          SECTION 1.04. Place of Special Meetings. Special meetings of the stockholders shall be held at such place within or without the State of New York as may be fixed by the person or persons calling the meeting and stated in the notice of the meeting or in a duly executed waiver of notice thereof, or if not so fixed, at the main office of the Company within said Borough of Manhattan.

     SECTION 1.05. Notice of Meetings. Except when otherwise permitted by statute, a written notice of the place, date and hour of each meeting, whether annual or special, shall be given personally or by mail to each stockholder entitled to vote thereat, not less than 10 nor more than 50 days prior to the meeting. The notice of any special meeting shall also state the purpose or purposes for which the meeting is called and that it is being issued by or at the direction of the person or persons calling the meeting. If such notice is mailed, it is given when deposited in the United States mail with postage thereon prepaid, directed to the stockholder at his address as it appears on the record of stockholders, or, if he shall have filed with the Secretary a written request that notices to him be mailed to some other address, then directed to him at such other address.

          SECTION 1.06. Waiver of Notice. Notice of meeting need not be given to any stockholder who submits a waiver of notice, signed in person or by proxy, whether before or after the meeting. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him.

          SECTION 1.07. Quorum and Adjournment. At all meetings of stockholders, except as otherwise provided by statute or the Organization Certificate, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall be requisite for and shall constitute a quorum for the transaction of business. When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholder.

          In the absence of a quorum, the stockholders present may adjourn the meeting from time to time. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting originally called. No notice of any adjourned meeting need be given if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. However, if, after the adjournment, the Board of Directors shall fix a new record date for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record on the new record date entitled to notice as specified in these By-Laws.

          SECTION 1.08. Vote of Stockholders. Each stockholder of record shall be entitled at every meeting of stockholders to one vote for every share standing in his name on the record of stockholders. Directors shall be elected as hereafter provided and whenever any other corporate action is to be taken by vote of the stockholders, it shall, except as otherwise required by statute or by the Organization Certificate, be authorized by a majority of the votes cast at a meeting of stockholders by the holders of shares entitled to vote thereon.

          SECTION 1.09. Proxies. Every stockholder entitled to vote at a meeting of stockholders or to express consent or dissent without a meeting may authorize another person or persons to act for him by proxy. Every proxy must be in writing and signed by the stockholder or his attorney-in-fact. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except as otherwise provided by law. No director, officer, clerk, teller, or bookkeeper of the Company shall act as proxy at a meeting of stockholders.

          SECTION 1.10. Written Consents. Whenever by law stockholders are required or permitted to take any action by vote, such action may be taken on written consent without a meeting, setting forth the action so taken, signed in person or by proxy by the holders of all outstanding shares entitled to vote thereon.


                                   ARTICLE II

               DETERMINATION OF VOTING, DIVIDEND AND OTHER RIGHTS

          SECTION 2.01. Record Date Fixed by Board. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to or dissent from any proposal without a meeting, or for the purpose of determining stockholders entitled to receive payment of any dividend or the allotment of any rights, or for the purpose of any other action, the Board of Directors may fix, in advance, a date as the record date for any such determination of stockholders. Such date shall not be more than 50 nor less than 10 days before the date of any such meeting, nor more than 50 days prior to any other action. Whenever a determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders has been made, such determination shall apply to any adjournment thereof unless the Board of Directors shall fix a new record date for the adjourned meeting.

          SECTION 2.02. Record Date in Other Cases. If no record date is otherwise fixed in these By-Laws or by the Board of Directors pursuant to these By-Laws, the record date for the determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day the meeting is held, and the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the resolution of the Board of Directors relating thereto is adopted.

                                   ARTICLE III

                                    DIRECTORS

          SECTION 3.01. Number, Qualification and Term of Office. The number of directors, each of whom shall be qualified as required by law or by the Organization Certificate, constituting the entire Board shall not be less than the minimum number and not more than the maximum number prescribed in the Organization Certificate. The number of directors shall be determined and the number so determined may be changed within such minimum and maximum limitations from time to time by the holders of record of a majority of the outstanding shares. At each annual meeting of stockholders, each of the directors shall be elected by the stockholders to hold office, unless sooner removed or disqualified, until the next annual meeting of stockholders and until his successor has been elected and qualified.

          SECTION 3.02. Election. At each meeting of the stockholders for the election of directors, at which a quorum is present, the persons receiving a plurality of the votes cast by the holders of shares entitled to vote in the elections shall be elected as directors.

          SECTION 3.03. Annual Meetings. Upon due qualification a newly elected Board of Directors shall meet once each year to organize, to designate one of its members as chairman of the Board of Directors to preside at all meetings thereof and of the stockholders and to elect officers. Unless such annual meeting shall be held on the day fixed for the annual meeting of stockholders and as soon as practicable after the time and at the place fixed for such stockholder meeting, it may be held at such place, within or without the State of New York, and at such time, which shall be within 15 days after the annual meeting of stockholders, as shall be determined by the Board of Directors, the President, or the stockholders. Any business may be transacted at such meeting which could have been transacted at a regular meeting of the Board of Directors. The annual meeting of the Board of Directors shall constitute the regular meeting of the Board of Directors for the month in which it is held unless a regular meeting of the Board of Directors has already been held in that month.

          SECTION 3.04. Regular Meetings. Regular meetings of the Board of Directors shall be held at least once in each month at such time as shall from time to time be determined by the Board of Directors. In case the day so determined shall be a legal holiday, such meeting shall be held on the next succeeding day, not a legal holiday, at the same hour.

          SECTION 3.05. Special Meetings. Special meetings of the Board of Directors shall be held whenever called by the Board of Directors or the President. Unless limited by statute, the Organization Certificate, these By-Laws, or the terms of the notice thereof, any and all business may be transacted at any special meeting.

          SECTION 3.06. Place of Meetings. Meetings of the Board of Directors, regular or special, shall be held at any place within or without the State of New York, as may from time to time be determined by the Board of Directors unless, if a special meeting, the person or persons by whom the meeting has been called have designated another place in the notice of the meeting, in which case such meeting shall be held at the place so designated. Annual meetings of the Board of Directors shall be held at the place specified in Section 3.03 of these By-Laws.

          SECTION 3.07. Notice of Meetings. Notice of any special meeting and of any annual meeting which does not take place on the day fixed for the annual meeting of stockholders and as soon as practicable after the time and at the place fixed for such stockholder meeting shall be mailed to each director, addressed to him at his residence or usual place of business, not later than the third day before the day on which the meeting is to be held, or shall be sent to him at such place by telegraph, or be delivered personally or by telephone, not later than the day before the day on which such meeting is to be held. Such notice shall state the place, date and hour of the meeting. No notice need be given of regular meetings and of annual meetings held on the day fixed for the annual meeting of stockholders and as soon as practicable after the time and at the place fixed for such stockholder meeting.

          Notice of any meeting of the Board of Directors need not be given to any director who submits a signed waiver of notice before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

          SECTION 3.08. Quorum and Manner of Acting. A majority of the directors in office at the time of any regular, annual or special meeting of the Board of Directors, but not less than five nor less than one-third of the entire Board, must be present in person to constitute a quorum for the transaction of all business. Except as otherwise provided by statute or the Organization Certificate, the vote of a majority of the directors present at the time of the vote, if a quorum is present at such time, shall be the act of the Board of Directors. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. Notice of the adjourned meeting shall be given in accordance with Section 3.07 of these By-Laws.

          SECTION 3.09. Directors' Fees. In consideration of his serving in such capacity, each director of the Company, other than directors who are officers of the Company or of any company affiliated with it, shall be entitled to receive an annual fee in such amount and payable in such installments as the Board of Directors may from time to time determine. The Board of Directors shall also have authority to determine, from time to time, the amount of compensation which shall be paid to its members, other than those who are officers of the Company or of any company affiliated with it, for attendance at meetings of the Board of Directors or of any committee of the Board of Directors, as well as to any directors rendering special services to the Company.

          SECTION 3.10. Removal of Directors. Any director may be removed with or without cause by the stockholders.

          SECTION 3.11. Resignations. Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Company. Such resignation shall take effect at the time specified therein or, if not so specified, upon receipt by the Board of Directors, the President or the Secretary of the Company. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 3.12. Vacancies. All vacancies occurring in the Board of Directors, including those occurring by reason of newly created directorships resulting from an increase in the number of directors, shall be filled by election by the stockholders. Any director elected to fill a vacancy shall hold office for the unexpired term of his predecessor.

                                   ARTICLE IV

                                   COMMITTEES

          SECTION 4.01. Executive Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members an Executive Committee consisting of at least five directors, one of whom shall be designated by the Board of Directors as chairman of the Executive Committee, and may designate one or more additional directors as alternate members of the Executive Committee, who may replace any absent member or members at any meeting thereof, all of such members to serve at the pleasure of the Board of Directors. The Executive Committee may adopt its own rules of procedure and shall hold special meetings upon the request of any member thereof. No notice of any meetings of the Executive Committee shall be required, and three members thereof shall constitute a quorum. All acts done and powers conferred by the Executive Committee from time to time shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors, and shall be reported at the next regular meeting of the Board of Directors. The Executive Committee shall have and may exercise all powers of the Board of Directors that may be lawfully delegated, but shall not have authority as to the following matters:

(1) the submission to stockholders of any action that needs stockholders' authorization by law;

(2) the filling of vacancies in the Board of Directors or in any committee of the Board of Directors;

(3) the fixing of compensation of the directors for serving on the Board of Directors or on any committee of the Board of Directors;

(4) the amendment or repeal of the By-Laws of the Company, or the adoption of new By-Laws for the Company;

(5) the amendment or repeal of any resolution of the Board of Directors which by its terms shall not be so amendable or repealable; and

(6) the taking of action which is expressly required by any provision of law to be taken at a meeting of the Board of Directors or by a specified proportion of the directors.

          SECTION 4.02. Examining Committee. The Board of Directors shall, at its first meeting after these By-Laws are adopted and at each of its annual meetings, by resolution adopted by a majority of the entire Board, designate from among its members an Examining Committee consisting of at least three directors who are not also officers of the Company, one of whom shall be designated by the Board of Directors as the chairman of the Examining Committee. The Examining Committee shall conduct the annual directors' examination of the Company as required by the New York State Banking Law, shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors, and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company and the conduct of its operations. In the performance of its duties, the Examining Committee may employ or retain, from time to time, expert assistance independent of the officers or personnel of the Company, to make such studies of the Company's assets, liabilities and accounting and auditing methods, systems and controls as the Examining Committee may request in order to determine that the operations of the Company are being audited in such a manner as to provide prudent and adequate protection. The Examining Committee may direct the Auditor of the Company to make such investigations as it deems necessary or advisable with respect to the Company and the conduct of its operations. The Examining Committee shall adopt its own rules of procedure and shall hold regular quarterly meetings, and at all other times shall meet on call of the chairman of the Examining Committee.

          SECTION 4.03. Credit Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members a Credit Committee consisting of at least three directors, one of whom shall be designated by the Board of Directors as chairman of the Credit Committee, and may designate one or more additional directors as alternate members of the Credit Committee, who may replace any absent member or members at any meeting thereof, all of such members to serve at the pleasure of the Board of Directors. The Credit Committee may adopt its own rules of procedure and shall hold special meetings upon the request of any member thereof. No notice of any meetings of the Credit Committee shall be required, and two members thereof shall constitute a quorum. All acts done and powers conferred by the Credit Committee from time to time shall be deemed to be and may be certified as being, done or conferred under authority of the Board of Directors, and shall be reported at the next regular meeting of the Board of Directors. The Credit Committee shall have the authority to:

(1) review credit applications, credit proposals, credit summaries, and any related loan documents and determine, in accordance with the Company's Credit Policy, whether the Company should make, or commit to make, an extension of credit or modify an extension of credit, when the approval of the Board of Directors, Executive Committee, or Credit Committee is required by the Company's Credit Policy;

(2) take any or all actions and authorize any officer of the Company to take any or all actions which may be necessary or advisable regarding any extension of credit; and

(3) exercise all other powers and functions in the management of the Company as may be provided by the Board of Directors and as may be permitted by law.

          SECTION 4.04 Trust Committee. The Board of Directors may, by resolution adopted by a majority of the entire Board, designate from among its members a Trust Committee consisting of at least three directors, one of whom shall be designated by the Board of Directors as chairman of the Trust Committee, and may designate one or more additional directors as alternate members of the Trust Committee, who may replace any absent member or members at any meeting thereof, all of such members to serve at the pleasure of the Board of Directors. The Trust Committee may adopt its own rules of procedure and shall hold special meetings upon the request of any member thereof. No notice of any meetings of the Trust Committee shall be required, and two members thereof shall constitute a quorum. All acts done and powers conferred by the Trust Committee from time to time shall be deemed to be, and may be certified as being, done or conferred under authority of the Board of Directors, and shall be reported at the next regular meeting of the Board of Directors. The Trust Committee shall have the authority to:

(1) determine, in accordance with the Company's Trust Principles, whether the Company should accept or terminate a position as trustee, executor, administrator, registrar, fiscal or fiduciary capacity, which the Company is permitted to accept by law;

(2) take any or all actions and authorize any officer of the Company to take any or all actions which may be necessary or advisable regarding any fiduciary capacity; and

(3) exercise all other powers and functions in the management of the Company as may be provided by the Board of Directors and as may be permitted by law.


          SECTION 4.05. Other Committees. The Board of Directors shall have the power to appoint or provide for from time to time any such other committees consisting of such directors, officers or other persons and having such powers and functions in the management of the Company as may be provided by the Board of Directors and as may be permitted by the law, and from time to time to suspend or discontinue the powers and duties of such committees. If the members of any such committee consist of directors, the resolution of the Board of Directors designating such members shall be adopted by a majority of the entire Board and such committee shall consist of three or more directors.


                                    ARTICLE V

                             OFFICERS AND EMPLOYEES

          SECTION 5.01. Officers. The Board of Directors shall, at its first meeting after these By-Laws are adopted and at each of its annual meetings, elect from their number a President and shall elect one or more Executive Vice Presidents, a Secretary and a Comptroller, and may elect an Auditor, each of whom shall hold office until his successor is elected and shall have qualified. Any officer elected by the Board of Directors may be removed by the Board of Directors, or his authority suspended by it, with or without cause. Any vacancy occurring in any office of any officer referred to in this paragraph may be filled by the Board of Directors from time to time.

          The President may appoint one or more Senior Vice Presidents, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries and such other officers (other than officers referred to in the first paragraph of this Section) as he may deem fit.

          The compensation of officers elected by the Board of Directors pursuant to these By-Laws shall be fixed by the Board of Directors. The compensation of officers appointed by the President pursuant to these By-Laws shall be fixed by the President.

     All other agents and employees of the Company shall be appointed, their duties prescribed and their compensation fixed by the President, or any officer authorized to do so by him.

          SECTION 5.02. Bonds. Any of the officers or employees of the Company may be required to give such bond for the faithful performance of his duties as the Board of Directors may determine.

          SECTION 5.03. The President. The President shall have general supervision of the policies and operations of the Company on behalf of the Board of Directors and shall be the chief executive officer of the Company. He shall manage and administer the Company's operations and perform all duties and exercise all powers incident to the office of the President and shall perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors. In the absence of the director designated as chairman of the Board of Directors, the President shall preside at meetings of the stockholders and at meetings of the Board of Directors. He shall have the power to sign checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company, and together with the Secretary or an Assistant Secretary conveyances of real estate and other documents and instruments to which the seal of the Company is affixed. No person shall hold the offices of both President and Secretary.

          SECTION 5.04. The Senior Executive Vice President and Executive Vice President. The Senior Executive Vice President shall perform such duties and exercise such powers as may be assigned to him from time to time aby the Board of Directors or the President The Executive Vice President. The Executive Vice President, or each of them, shall participate in the supervision of the policies and operations of the Company, and shall perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors or the President. In the absence of the President,his duties shall be performed and his powers shall be exercised by the Executive Vice President or, if there be more than one, then by such Executive Vice President as shall be designated by the President or, failing such designation, by the Executive Vice Presidents in the order in which they were elected at the most recent election of officers. Each Executive Vice President shall have the power to sign for the Company to the extent authorized by the Board of Directors.

          SECTION 5.05. The Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and shall record the minutes of all proceedings in a book to be kept for that purpose and shall, when requested, perform like duties for all committees of the Board of Directors. He shall attend to the giving of notice of meetings of stockholders and meetings of the Board of Directors and committees thereof if such notice is required pursuant to these By-Laws or the rules of procedure of any such committee, he shall have custody of the corporate seal and shall have authority to affix the same to any instrument and to attest the same. He shall keep and account for all books, documents, papers and records of the Company, except those for which some other officer or agent is properly accountable. He shall have authority to sign stock certificates, and shall generally perform such duties and exercise such powers usually pertaining to the office of secretary of a corporation. He shall perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors or the President. In the absence of the Secretary, such person as shall be designated by the President shall perform his duties and exercise his powers. No person may hold the offices of both Secretary and President.

          SECTION 5.06. The Comptroller. The Comptroller shall be the chief accounting officer of the Company. He shall exercise general supervision over, and be responsible for, the operation of all matters pertaining to the accounting and bookkeeping of the Company. He shall render reports from time to time relating to the general financial condition and internal operation of the Company. He shall render such other reports as may be required and perform such further duties and exercise such further powers as may be assigned to him from time to time by the Board of Directors or the President. In the absence of the Comptroller, such person as shall be designated by the President shall perform his duties and exercise his powers.

          SECTION 5.07. The Auditor. The Auditor shall be the chief auditing officer of the Company. He shall exercise general supervision over, and be responsible for, the operation of all matters pertaining to the auditing of the Company. He shall continuously examine the affairs of the Company and shall report to the Board of Directors and the Examining Committee, and shall render from time to time to the Board of Directors and the Examining Committee audit statements and reports relating to the general financial condition and internal operation of the Company as may be requested of him and such other statements and reports as in his judgment are necessary in the performance of the duties incident to the office of Auditor. He shall render such other reports as may be required and perform such further duties and exercise such further powers as may be assigned to him from time to by the Board of Directors or the President. If the Board of Directors shall not have elected an Auditor, the Comptroller shall perform his duties and exercise his powers.

If an Auditor shall have been elected, in his absence such person as shall be designated by the President shall perform his duties and exercise his powers.

          SECTION 5.08. Other Officers. The Senior Vice Presidents, Vice Presidents, Assistant Vice Presidents, Assistant Treasurers, Assistant Secretaries and all other officers appointed by the President pursuant to these By-Laws shall perform such duties and exercise such powers as pertain to their respective offices or as may be assigned to them from time to time by the President, except that said officers shall have signing powers only as set forth in Sections 5.09 and 5.10 of these By-Laws.

          SECTION 5.09. Fiduciary Signatures. All instruments executed by the Company as trustee, executor, administrator, registrar, transfer agent, depositary, agent or in any other fiduciary capacity, including agreements, indentures, mortgages, deeds, conveyances, satisfactions, releases, assignments, transfers, participation certificates, powers of attorney, proxies, petitions, proofs of claim and all other documents and writings in connection with any fiduciary capacity, may be executed by the President or any other person thereunto authorized by the Board of Directors. Any officer or person authorized to execute any such instrument is also authorized to affix the seal of the Company thereto and to cause the same to be attested by the Secretary or an Assistant Secretary.

          All authentications or certifications of the Company as trustee under any mortgage, deed of trust, indenture or agreement securing or providing for bonds, debentures or notes, and all certificates as registrar or transfer agent, and all checks as disbursing agent, and all certificates of deposit, interim certificates and trust receipts or certificates, may be executed by an officer or person referred to in the first paragraph of this Section.

          The provisions of this Section are in addition to and not in substitution for the manner of execution of any instrument elsewhere provided in these By-Laws.

          SECTION 5.10. Other Signatures. All checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Company shall be signed by the officers authorized in these By-Laws to do so or by such other officers or by such employees and agents other than officers as the Board of Directors shall authorize, and subject to such restrictions as the Board of Directors shall prescribe. The Board of Directors may delegate to one or more officers of the Company all or part of the authority to grant signing powers contained in this Section.

                                   ARTICLE VI

                                 INDEMNIFICATION

     The Company shall, to the extent specified herein, indemnify each person made or threatened to be made a party to any civil or criminal action or proceeding by reason of the fact that he, or his testator or intestate, is or was a director, officer or employee of the Company or servedany other corporation of any kind, domestic or foreign, in any capacity at the request of the Company. Officers and directors of the Company shall be so indemnified to the full extent permitted by law and persons other than officers and directors of the Company shall be so indemnified to the same extent as officers and directors of the Company.

                                   ARTICLE VII
                                      SEAL

          The Company shall have a seal which shall be in such form as the Board of Directors shall approve.


                                  ARTICLE VIII

                                  CAPITAL STOCK

          SECTION 8.01. Certificates. All certificates of stock shall be signed by the President and the Secretary, and shall bear the corporate seal. The signatures and the seal may be facsimile, engraved or printed, to the extent permitted by law.

     SECTION 8.02. Transfer of Shares; Lost Certificates. Transfers of shares shall be made on the books of the Company only by the person named in the certificate, or by attorney lawfully constituted in writing, and upon surrender and cancellation of a certificate or certificates for a like number of shares, with duly executed assignment and power of transfer endorsed thereon or attached thereto, and with such proof of the authenticity of the signatures as the Company or its agents may reasonably require. In the case of loss or destruction of a certificate, a new certificate may be issued on such terms as the Board of Directors may prescribe.

          SECTION 8.03. Registered Stockholders. The Company shall be protected in treating the persons in whose names shares stand on the record of stockholders as the owners thereof for all purposes; and the Company shall not be bound to recognize any claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                   ARTICLE IX

                                   AMENDMENTS

          These By-Laws may be amended, repealed or adopted by vote of the holders of the shares at the time entitled to vote in the election of any directors.



          I, _______________________________, CERTIFY that: (1) I am the duly constituted Secretary of The Fuji Bank and Trust Company, and as such officer am the custodian of its records; (2) the foregoing By-Laws are the By-Laws of said Bank, as now in full force and effect.


          IN TESTIMONY WHEREOF, I have hereunto affixed my signature and the
seal of the said Bank, in the city of New York, on this      day of            ,
19   .


          ______________________________ Secretary


(SEAL)

UNITED STATES OF AMERICA,     )
STATE OF NEW YORK,            )  ss.:
COUNTY OF NEW YORK.           )


          On this        day of         , 19    , before me personally appeared
_______________________, to me known, who signed in my presence the foregoing certificate with respect to a copy of the By-Laws and who, being by me duly sworn, did depose and say that he resides at, _______________________ that he is the Secretary of The Fuji Bank and Trust Company, that he knows the corporate seal of said Bank, that the seal affixed to said certificate is said seal, and that he is duly authorized to sign said certificate and to affix said seal to said certificate of said Bank.

                                                       EXHIBIT 6


                 CONSENT OF TRUSTEE REQUIRED BY SECTION 321 (b)
                       OF THE TRUST INDENTURE ACT OF 1939


     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Fuji Bank and Trust Company, consents, subject to the conditions set forth in Section 321 (b) of said Act, that reports of examinations of the Trustee by the Banking Department of the State of New York or by any Federal, State Territorial or District authorities may be furnished by the said authorities to the Securities and Exchange Commission, upon request thereof.

April 1, 1994

                                   THE FUJI BANK AND TRUST COMPANY




                                   By: /s/ Andrew H. Sawyer
                                      _____________________________
                                       Andrew H. Sawyer
                                       Vice President



Attest:  /s/ John P. McGurn
       _______________________
        John P. McGurn
        Assistant Treasurer

                                                                       EXHIBIT 7





CONSOLIDATED BALANCE SHEETS                             THE FUJI BANK AND TRUST COMPANY AND SUBSIDIARIES
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

- ------------------------------------------------------------------------------------------------------------------------
                                                                                    ASSETS           1992           1991
- ------------------------------------------------------------------------------------------------------------------------
                                                                   Cash and due from banks    $    30,692         55,847
                                                      Interest-bearing deposits with banks         85,000         12,012
              Investment securities (market vaue of $155,870 in 1992 amd $186,707 in 1991)        149,230        180,995
                                                                        Federal funds sold        295,000         90,000
- ---------------------------------------------------------------------------------------------------------------------------
                                                                                     Loans      1,938,312      1,961,710
                                                          Less allowance for credit losses         43,870         59,882
- ------------------------------------------------------------------------------------------------------------------------
                                                                                 Net loans      1,894,604      1,901,828
- -----------------------------------------------------------------------------------------------------------------------
                                                       Customers' liability on acceptances          7,112          5,532
                                                               Bank premises and equipment          4,114          3,195
                                                               Accrued interest receivable         24,560         19,945
                                                                              Other assets         24,560         14,798
- ------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 2,507,110      2,284,152

- ------------------------------------------------------------------------------------------------------------------------
                                                      LIABILITIES AND STOCKHOLDER'S EQUITY
- ------------------------------------------------------------------------------------------------------------------------
                                                                               LIABILITIES
- ------------------------------------------------------------------------------------------------------------------------
                                                                                 Deposits:
                                                            Non-interest bearing: Domestic        123,030        137,183
                                                                Interest-bearing: Domestic         57,139         62,431
                                                                 Interest-bearing: Foreign      1,062,200        854,249
- ------------------------------------------------------------------------------------------------------------------------
                                                                            Total deposits      1,242,369      1,053,863
- ------------------------------------------------------------------------------------------------------------------------
                                                                   Federal funds purchased        215,000             --
                                                                      Other borrowed funds        630,793        838,999
                                                                          Eurobonds issued         35,116         35,116
                                                                   Acceptances outstanding          7,112          5,532
                                                                  Accrued interest payable         24,874         20,617
                                                       Accrued taxes and other liabilities          4,539          1,760
- ------------------------------------------------------------------------------------------------------------------------
                                                          Liabilities before capital notes      2,159,803      1,955,887
                                                                             Capital notes        100,000        100,000
- ------------------------------------------------------------------------------------------------------------------------
                                                                         Total liabilities      2,259,803      2,055,887
- ------------------------------------------------------------------------------------------------------------------------

                                                                      STOCKHOLDER'S EQUITY
- ------------------------------------------------------------------------------------------------------------------------
                   Captial stock of $100 par value per share. Authorized 1,000,000 shares;
                                    984,742 shares issued and outstanding in 1992 and 1991         98,475         98,475
                                                                           Paid-in surplus        153,975        153,975
                                                                 Reserve for contingencies            500            500
                                                                     (Accumulated deficit)         (5,643)       (24,685)
- ------------------------------------------------------------------------------------------------------------------------
                                                                Total stockholder's equity        247,307        228,265
- ------------------------------------------------------------------------------------------------------------------------
                                                                                              $ 2,507,110      2,284,152
- ------------------------------------------------------------------------------------------------------------------------



CONSOLIDATED STATEMENT OF OPERATIONS                    THE FUJI BANK AND TRUST COMPANY AND SUBSIDIARIES
DECEMBER 31, 1992 AND 1991 (IN THOUSANDS)

- ------------------------------------------------------------------------------------------------------------------------
                                                                          INTEREST INCOME:           1992           1991
- ------------------------------------------------------------------------------------------------------------------------
                                                                Interest and fees on loans    $   109,808        104,850
                                                      Interest-bearing deposits with banks          3,546         51,710
                                                          Interest on invstment securities         12,755         15,723
                                                    Interest on trading account securities             --          5,923
                                                            Interest on Federal funds sold          2,338          4,422
                                                                     Total interest income        128,447        191,628
- ---------------------------------------------------------------------------------------------------------------------------
                                                                          INTEREST EXPENSE:
- ------------------------------------------------------------------------------------------------------------------------
                                                                      Interest on deposits         48,815         84,912
                                                       Interest on Federal funds purchased          2,923          4,763
                                                              Interest on Eurobonds issued          1,275          6,451
                                                          Interest on other borrowed funds         31,510         46,993
                                                                 Interest on capital notes          4,503          6,965
- ------------------------------------------------------------------------------------------------------------------------
                                                                    Total interest expense         89,026        150,084
- ------------------------------------------------------------------------------------------------------------------------

                                                                       Net interest income         39,421         41,544
                                                               Provision for credit losses          2,000         30,000
- ------------------------------------------------------------------------------------------------------------------------
                                     Net interest income after provision for credit losses         37,421         11,544
- ------------------------------------------------------------------------------------------------------------------------
                                                                   Other operating income:
                                                     Service charges, fees and commissions          6,677          6,439
                                                                          Trust fee income          6,118          5,983
                                                          Net gain from trading securities             --             95
                                                                 Net foreign exchange gain             67             73
                                                                                     Other            947            530
- ------------------------------------------------------------------------------------------------------------------------
                                                              Total other operating income         13,950         13,926
- ------------------------------------------------------------------------------------------------------------------------

                                                                 Other operating expenses:
                                                     Salaries, wages and employee benefits         14,353         12,502
                                                                     Net occupancy expense          4,037          4,098
                                                                                     Other          9,046          8,638
- ------------------------------------------------------------------------------------------------------------------------
                                                            Total other operating expenses         27,436         25,238
- ------------------------------------------------------------------------------------------------------------------------

                                         Income before income taxes and extraordinary item         23,935            232

                                                                        Income tax expense         10,768          3,048
                                                   Income (loss) before extraordinary item         13,167         (2,816)

                     Extraordinary item-tax benefit from utilization of net operating loss          5,875          1,380
- ------------------------------------------------------------------------------------------------------------------------
                                                                         Net income (loss)    $    19,042         (1,436)
- ------------------------------------------------------------------------------------------------------------------------


NON-CONSOLIDATED BALANCE SHEET              The Fuji Bank, Limited (Parent bank)
MARCH 31, 1993

- ----------------------------------------------------------------------------------------------------------
                                                 ASSETS    (Millions of Yen)   (Thousands of U.S. Dollars)
- ----------------------------------------------------------------------------------------------------------
                                Cash and due from banks        Y  8,647,303                  $  75,193,939
                                             Call loans             425,325                      3,698,478
              Commercial paper and other debt purchased             142,419                      1,238,426
                             Trading account securities             412,276                      3,585,009
                                    Money held in trust             190,509                      1,656,600
                                             Securities           6,192,238                     53,845,548
                             Loans and bills discounted          32,095,615                    279,092,304
                                       Foreign exchange              34,170                      3,340,609
                                           Other assets           1,255,806                     10,920,052
                                 Premises and equipment             309,042                      2,687,322
  Customers' liabilities for acceptances and guarantees           3,919,672                     34,084,104
- ----------------------------------------------------------------------------------------------------------
                                           Total assets        Y 53,974,380                  $ 469,342,435

- ----------------------------------------------------------------------------------------------------------
                   LIABILITIES AND STOCKHOLDERS' EQUITY
- ----------------------------------------------------------------------------------------------------------
                                            LIABILITIES
- ----------------------------------------------------------------------------------------------------------
                                               Deposits        Y 39,179,227                  $ 340,688,930
                                             Call money           5,569,812                     48,433,148
                                         Borrowed money           1,721,026                     14,965,443
                                       Foreign exchange              44,100                        383,478
                            Convertible bonds and notes              51,473                        447,591
                                      Other liabilities           1,124,180                      9,775,478
                       Reserve for possible loan losses             435,417                      3,786,235
                      Reserve for retirement allowances              47,443                        412,548
                                         Other reserves              15,286                        132,922
                             Acceptances and guarantees           3,919,672                     34,084,104
- ----------------------------------------------------------------------------------------------------------
                                      Total liabilities          52,107,642                    453,109,930
- ----------------------------------------------------------------------------------------------------------

                                   STOCKHOLDERS' EQUITY
- ----------------------------------------------------------------------------------------------------------
                                           Common stock             422,376                      3,672,835
                                        Capital surplus             313,243                      2,723,852
                                          Legal reserve              67,746                        589,096
                 Voluntary reserve and special reserves           1,016,016                      8,834,922
                                  Unappropriated profit              47,354                        411,774
- ----------------------------------------------------------------------------------------------------------
                             Total stockholders' equity           1,866,737                     16,232,496
- ----------------------------------------------------------------------------------------------------------

             Total liabilities and stockholders' equity        Y 53,974,380                  $ 469,342,435
- ----------------------------------------------------------------------------------------------------------

Note: U.S. Dollar amounts are shown solely for convenience and calculated at the rate of Y 115.00 to US $1, the prevailing rate on March 31, 1993. Amounts of less than one million yen have been rounded down. As a result, the totals in yen shown above in the financial statements do not necessarily agree with the relevant sums of the individual amounts.